                                                                     Exhibit 4.1



     NUMBER                                                           SHARES
----------------                                                  --------------


        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

                              MASTECH CORPORATION

       The Corporation is authorized to issue 100,000,000 Common Shares
                            -- Par Value $.01 each

This Certifies that:                                        is the owner of
                     --------------------------------------
                                                             fully paid and
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non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.


Dated
      --------------------------------



--------------------------------                 ----------------------------
                       SECRETARY                                    PRESIDENT

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM  --as tenants in common     UNIF GIFT MIN ACT-.....Custodian.....(Minor)
TEN ENT  --as tenant by the         under Uniform Gifts to Minors Act....(State)
            entireties
JT TEN   --as joint tenants with
            right of survivorship
            and not as tenants in
            common
                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                              IDENTIFYING NUMBER OF ASSIGNEE

For value received, the undersigned hereby sells, assigns and transfers unto


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         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                        Shares
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represented by the within Certificate, and hereby
 irrevocably constitutes and appoints
                                      ------------------------------------------

                                                   Attorney to transfer the said
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shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated,
      -----------------

         In presence of
                                        ----------------------------------------


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[NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.]